                                                                     EXHIBIT 4.1

                             GARY PLAYER GOLF, INC.

         NUMBER                                               SHARES

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                     CUSIP 72811R 10 8


This Certifies that





is the record holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF

                             GARY PLAYER GOLF, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.

Dated:
   /s/ Alfonso J. Cervantes      /s/ Gary Player
       SECRETARY                 CHAIRMAN OF THE BOARD OF DIRECTORS

                        [SEAL OF GARY PLAYER GOLF, INC.]


                          COUNTERSIGNED AND REGISTERED:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                          TRANSFER AGENT AND REGISTRAR

                                                       BY:___________________
                                                            AUTHORIZED OFFICER

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         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT - _______________Custodian_______________
TEN ENT - as tenants by the entireties                           (Cust)                  (Minor)
JT TEN  - as joint tenants                                   Under Uniform Gifts to Minors
          with right of survivorship                         Act____________________________________
          and not as tenants in common                                       (State)

                                         UNIF TRF MIN ACT -  ______________Custodian (until age ____)
                                                                 (Cust)
                                                             _________________under Uniform Tranfers
                                                                  (Minor)
                                                             to Minors Act__________________________
                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _______________________________________
|                                       |
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|_______________________________________|



_______________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________
___________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated:________________________________


                                     X  ________________________________________

                                     X  ________________________________________

                                        ________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By ______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.